CONTRACT ASSETS	12 Months Ended
Dec. 31, 2023
CONTRACT ASSETS
CONTRACT ASSETS

7.    CONTRACT ASSETS

The breakdown of contract assets is as follows:

	2022	2023
Contract assets	2,610	2,877
Allowance for expected credit losses	(119)	(147)
Net	2,491	2,730
Current portion	(2,457)	(2,704)
Non-current portion	34	26

Management believes that the allowance for expected credit losses is adequate to cover losses on uncollectible contract assets.

Refer to Note 31 for details of related party transactions.